                                                                      Exhibit 99

                      TERM SHEET DATED FEBRUARY 18, 1997

                       Green Tree Financial Corporation
               Manufactured Housing Contract Senior/Subordinate
                   Pass-Through Certificates, Series 1997-1
                          $500,000,000 (Approximate)

                              Subject to Revision


SELLER/SERVICER:       Green Tree Financial Corporation ("Green Tree").

TRUSTEE:               Firstar Trust Company, Milwaukee, Wisconsin.
UNDERWRITERS:          Lehman Brothers (Lead), Merrill Lynch & Co., Salomon
                       Brothers Inc.


                                               Ratings          WAL    Exp Final
                                Amount     (Moody's/Fitch)    @ 150%   Maturity
                             ------------  ----------------     MHP    ---------
                                                              -------
To Call:
A-1                          $ 32,620,000     Aaa / AAA          0.50   01/15/98
A-2                          $ 65,125,000     Aaa / AAA          1.65   07/15/99
A-3                          $ 57,243,000     Aaa / AAA          3.01   11/15/00
A-4                          $ 88,591,000     Aaa / AAA          5.16   01/15/04
A-5                          $ 55,785,000     Aaa / AAA          8.24   11/15/06
A-6                          $124,386,000     Aaa / AAA         14.37   09/15/14
M-1                          $ 38,750,000     Aa3 / AA-         10.37   09/15/14
B-1                          $ 20,000,000    Baa1 / BBB+         6.71   03/15/07
B-2                          $ 17,500,000     Baa1 / A-         15.11   09/15/14

To Maturity
A-6                          $124,386,000     Aaa / AAA         15.25   06/15/22
M-1                          $ 38,750,000     Aa3- / AA-        10.80   06/15/22
B-2                          $ 17,500,000     Baa1 / A-         20.80   05/15/27


CUT-OFF DATE:          February 1, 1997 (or the date of origination, if later)

EXP. PRICING:          February 19, 1997

EXP. SETTLEMENT:       February 26, 1997

INTEREST/PRINCIPAL:    The 15th day of each month (or if such 15th day is not a
                       business day, the next succeeding business day), commencing on March 17, 1997.

ERISA: Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".

SMMEA:                 Class A and M-1 Certificates are
                       SMMEA eligible. Class B-1 and B-2
                       Certificates are not SMMEA eligible.

TAX STATUS:            The Trust will elect to be treated
                       as a REMIC for federal income tax
                       purposes.

OPTIONAL REDEMPTION:   Less than 10% of the original pool
                       balance outstanding.

                                   STRUCTURE


CREDIT ENHANCEMENT:    Class A: 15.25% subordination (Class M-1, B-1, and B-2) &
                       Residual (Class C)
                       Class M-1: 7.5% subordination (Class B-1 and B-2) &
                       Residual (Class C)
                       Class B-1: 3.5% subordination (Class B-2) & Residual
                       (Class C)
                       Class B-2: Limited Guarantee plus Residual (Class C)

DISTRIBUTIONS:         The Amount Available on each Remittance Date generally
                       includes the sum of (a) payments on the Contracts due and received during the preceding month, (b) prepayments and other unscheduled collections received during the preceding month and (c) all collections of principal on the Contracts received during the current month up to and including the third business day prior to such Remittance
                       Date (but in no event later than the 10th day of the month in which the Remittance Date occurs), minus (d) with respect to all Remittance Dates other than March 17, 1997, all collections of principal on the Contracts received during the preceding month up to but excluding the third business day prior to the preceding Remittance
                       Date (but in no event later than the 10th day of the prior month). The Amount Available will generally be applied first to the distribution of interest on Class A, M-1 and B-1 Certificates, then to the distribution of principal on Class A, M-1 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2 Certificates.

INTEREST
(Class A, M-1, B-1):   Interest will be distributable first to each Class of
                       Class A Certificates concurrently, then to the Class M-1
                       Certificates and then to the Class B-1 Certificates.
                       Interest on the outstanding Class A Principal Balance,
                       Class M-1 Adjusted Principal Balance and Class B-1
                       Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent
                       Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                       Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                       After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available

                       The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                       The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

PRINCIPAL
(Class A, M-1, B-1):   After the payment of all interest distributable to Class
                       A, Class M-1 and Class B-1 Certificateholders, principal will be distributed in the following manner.

                       Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5 and A-6
                       Certificateholders.

                       The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance and (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                       The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or
                       (ii) the Class M-1 Distribution Test is satisfied.

                       The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance and (ii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                       The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after March 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.875%.

                       The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                       The Class B Percentage for any Remittance Date will equal
                       (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                       The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after March 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such

                       Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than $10,000,000.

INTEREST
(Class B-2):           Interest on the outstanding Class B-2 Principal Balance
                       will accrue from the Settlement Date, or from most recent
                       Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                       To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                       The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                       Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):           The Class B-2 Certificateholders will be entitled to
                       receive principal on each Remittance Date on which: (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class M-1 and Class
                       B-1 Principal Balances have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.

                       The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:             If Net Liquidation Proceeds from Liquidated Contracts in
                       the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class C
                       Certificateholders, then the Monthly Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2
                       Certificateholders, then the Class B-1
                       Certificateholders, and then the Class M-1
                       Certificateholders.

CONTRACTS:             The information concerning the Initial Contracts
                       presented below is based on a pool originated through February 4, 1997. Green Tree intends to acquire and sell additional Contracts, which are sufficient to support the balance of Certificates sold, to the Trust by the Closing
                       Date. Although the characteristics of the final pool of

                       Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

                                THE INITIAL CONTRACT POOL

                  Number of MHCs in pool:                        10,386
                  Wgt. Avg. Contract Rate:                        10.23%
                  Range of Rates:                         5.48% - 16.75%
                  Wgt. Avg. Orig. Maturity:                    298 mos.
                  Range of Orig. Maturity:                  24-360 mos.
                  Wgt. Avg. Rem. Maturity:                     298 mos.
                  Range of Rem. Maturity:                   23-360 mos.
                  Avg. Rem Princ. Balance:                   $34,884.14
                  Wgt. Avg. LTV                                  87.076%
                  New/Used:                                      80%/20%
                  Single/Double                                  35%/65%
                  Park/Private                                   30%/70%

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                    % of Contract                        % of Contract Pool
                        Number     Pool by Number   Aggregate Principal    by Outstanding
State                of Contracts   of Contracts    Balance Outstanding   Principal Balance
-----                ------------  ---------------  -------------------  -------------------
NC                       1,134        10.92%         $ 40,792,394.00           11.26%
TX                         901         8.68%           29,925,305.20            8.26%
SC                         625         6.02%           23,318,304.78            6.44%
FL                         615         5.92%           22,277,429.30            6.15%
MI                         564         5.43%           25,047,643.68            6.91%
GA                         568         5.47%           18,914,929.74            5.22%
Other States/(1)/        5,979        57.56%          202,030,689.47           55.76%
                        ------       ------          ---------------          ------
 Total                  10,386       100.00%         $362,306,696.17          100.00%
                        ======       ======          ===============          ======

(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.

                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                           % of Contract Pool
                           Number of  Aggregate Principal    by Outstanding
Year of Origination (1)    Contracts  Balance Outstanding   Principal Balance
-----------------------    ---------  -------------------  -------------------
        1982                   1            18,565.27                0.01%
        1983                   0                 0.00                0.00%
        1984                   2            10,132.36                   *%
        1985                   4            57,009.38                0.02%
        1986                   3            37,514.36                0.01%
        1987                   6           111,887.51                0.03%
        1988                   6            94,251.51                0.03%
        1989                  13           281,999.55                0.08%
        1990                  12           160,393.33                0.04%
        1991                  18           318,167.35                0.09%
        1992                  11           240,370.63                0.07%
        1993                   3            35,697.25                0.01%
        1994                  57         1,546,060.56                0.43%
        1995                  66         2,548,358.04                0.70%
        1996               3,411       152,065,333.86               41.97%
        1997               6,773       204,780,955.21               56.51%
                          ------      ---------------              ------

           Total          10,386      $362,306,696.17              100.00%
           -----          ======      ===============              ======

             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                          % of Contract Pool
Original Contract         Number of  Aggregate Principal    by Outstanding
Amount (in Dollars)(2)    Contracts  Balance Outstanding   Principal Balance
----------------------    ---------  -------------------  -------------------
Less than $10,000            611      $  4,744,632.28            1.31%
$10,000 - $19,999          2,065        31,188,294.69            8.61%
$20,000 - $29,999          2,502        62,558,001.69           17.27%
$30,000 - $39,999          1,898        65,367,718.45           18.05%
$40,000 - $49,999          1,190        53,307,872.97           14.71%
$50,000 - $59,999            861        46,949,723.81           12.96%
$60,000 - $69,999            551        35,409,387.22            9.77%
$70,000 - $79,999            282        21,015,548.66            5.80%
$80,000 - $89,999            189        15,992,060.47            4.41%
$90,000 - $99,999            112        10,651,784.13            2.94%
$100,000 - $109,999           45         4,723,160.92            1.30%
$110,000 - $119,999           31         3,543,378.34            0.98%
$120,000 - $129,999           19         2,369,826.52            0.65%
$130,000 - $139,999           16         2,157,827.72            0.60%
$140,000 - $159,999            7         1,057,465.98            0.29%
$160,000 - $179,999            3           507,032.21            0.14%
$180,000 - $199,999            3           554,385.01            0.15%
$200,000 - $249,999            1           208,595.10            0.06%

      Total                10,386     $362,306,696.17          100.00%
                           ======     ===============          ======

-----------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.
(2) The largest original Contract amount is $208,595.10, which represents 0.06% of the Initial Pool Principal Balance.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                          % of Contract Pool
                          Number of  Aggregate Principal    by Outstanding
Loan-to-Value Ratio(1)    Contracts  Balance Outstanding   Principal Balance
----------------------    ---------  -------------------   ------------------
(LESSER THAN) 61%             432      $ 12,457,137.51            3.44%
61 - 65%                      153         5,078,830.48            1.40%
66 - 70%                      212         7,509,376.25            2.07%
71 - 75%                      318        12,415,328.00            3.43%
76 - 80%                      859        27,800,266.68            7.67%
81 - 85%                    1,259        43,132,319.74           11.90%
86 - 90%                    3,197       113,882,012.83           31.43%
91 - 95%                    3,956       140,031,424.68           38.66%
                           ------      ---------------          ------
      Total                10,386      $362,306,696.17          100.00%
                           ======      ===============          ======

                                 CONTRACT RATES

                                                         % of Contract Pool
Range of Contracts by    Number of  Aggregate Principal    by Outstanding
Contract Rate            Contracts  Balance Outstanding   Principal Balance
-----------------------  ---------  -------------------  -------------------
0.0000% - 9.0000%           1,701      $ 96,450,145.41           26.62%
9.0001% - 10.0000%          1,433        66,912,245.89           18.47%
10.0001% - 11.0000%         2,378        85,298,078.78           23.54%
11.0001% - 12.0000%         2,733        76,765,830.61           21.19%
12.0001% - 13.0000%         1,329        25,438,077.53            7.02%
13.0001% - 14.0000%           602         9,508,839.68            2.62%
14.0001% - 15.0000%             7            95,044.62            0.03%
15.0001% - 16.0000%           184         1,689,088.02            0.47%
16.0001% - 17.0000%            19           149,345.63            0.04%
                           ------      ---------------          ------
      Total                10,386       362,306,696.17          100.00%
                           ======      ===============          ======

                          REMAINING MONTHS TO MATURITY

                                                    % of Contract Pool
                    Number of  Aggregate Principal    by Outstanding
Months Remaining    Contracts  Balance Outstanding   Principal Balance
----------------    ---------  -------------------  -------------------
(LESSER THAN) 31            8      $     54,894.51                0.02%
31 - 60                   280         2,360,711.60                0.65%
61 - 90                   401         5,280,096.03                1.46%
91 - 120                  867        12,676,507.17                3.50%
121 - 150                 269         5,053,469.45                1.39%
151 - 180               1,747        38,143,269.01               10.53%
181 - 210                   6           173,774.87                0.05%
211 - 240               1,882        57,733,739.83               15.93%
241 - 270                   1            29,924.25                0.01%
271 - 300               1,026        34,652,821.29                9.56%
301 - 330                   0                 0.00                0.00%
331 - 360               3,899       206,147,488.16               56.90%
                       ------      ---------------              ------
      Total            10,386      $362,306,696.17              100.00%
                       ======      ===============              ======

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                       MHP PREPAYMENT SENSITIVITIES/(1)/

                  0% MHP         75% MHP       100% MHP       125% MHP
               WAL/Maturity   WAL/Maturity   WAL/Maturity   WAL/Maturity
To Call
A-1             2.00 / 11/00   0.77 / 07/98   0.65 / 05/98   0.56 / 03/98
A-2             6.36 / 11/05   2.56 / 11/00   2.15 / 04/00   1.86 / 10/99
A-3            10.57 / 06/09   4.77 / 01/03   3.98 / 01/02   3.43 / 05/01
A-4            15.26 / 07/15   8.08 / 10/07   6.82 / 03/06   5.88 / 12/04
A-5            20.25 / 07/19  12.46 / 07/11  10.72 / 09/09   9.33 / 02/08
A-6            26.11 / 03/25  19.84 / 07/20  17.75 / 05/18  15.92 / 05/16
M-1            21.73 / 03/25  14.84 / 07/20  13.08 / 05/18  11.61 / 05/16
B-1            17.77 / 11/19  10.28 / 11/11   8.81 / 01/10   7.65 / 07/08
B-2            26.51 / 03/25  20.64 / 07/20  18.52 / 05/18  16.67 / 05/16
To Maturity
A-6            26.35 / 11/26  20.53 / 10/25  18.60 / 01/25  16.82 / 11/23
M-1            21.84 / 11/26  15.17 / 10/25  13.50 / 01/25  12.05 / 11/23
B-2            27.56 / 05/27  24.04 / 05/27  22.90 / 05/27  21.88 / 05/27


                 150% MHP       175% MHP       250% MHP       300% MHP
               WAL/Maturity   WAL/Maturity   WAL/Maturity   WAL/Maturity
To Call
A-1             0.50 / 01/98   0.45 / 12/97   0.35 / 10/97   0.31 / 09/97
A-2             1.65 / 07/99   1.48 / 04/99   1.14 / 10/98   0.99 / 07/98
A-3             3.01 / 11/00   2.69 / 06/00   2.07 / 08/99   1.80 / 04/99
A-4             5.16 / 01/04   4.49 / 02/03   3.27 / 04/01   2.82 / 09/00
A-5             8.24 / 11/06   7.23 / 09/05   5.08 / 04/03   4.14 / 02/02
A-6            14.37 / 09/14  12.93 / 02/13   9.70 / 07/09   8.13 / 10/07
M-1            10.37 / 09/14   9.68 / 02/13   8.16 / 07/09   7.43 / 10/07
B-1             6.71 / 03/07   6.40 / 07/06   5.77 / 02/05   5.49 / 07/04
B-2            15.11 / 09/14  13.84 / 02/13  11.03 / 07/09   9.70 / 10/07
To Maturity
A-6            15.25 / 06/22  13.79 / 01/21  10.41 / 07/16   8.74 / 02/14
M-1            10.80 / 06/22  10.13 / 01/21   8.63 / 07/16   7.92 / 02/14
B-2            20.80 / 05/27  19.81 / 05/27  16.87 / 05/27  15.19 / 05/27

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:


                    Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
Months Remaining    Balance Outstanding  Original Term  Remaining Term  Contract Rate
------------------  -------------------  -------------  --------------  --------------
0 to 119                $  1,163,152          56              56           12.936%
120 to 179                 8,744,959         109             109           11.678%
180 to 239                22,520,457         175             175           11.495%
240 to 299                27,062,416         239             239           10.999%
300 to 359                13,708,964         300             300           10.598%
360                       64,493,356         360             360            9.667%
                        ------------
    Total               $137,693,304         281             281           10.476%
                        ============

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